Exhibit 99.2

First Quarter 2011 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President and Chief Financial Officer

Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including earnings and other financial projections, the proposed merger transaction between DPL Inc. (DPL) and The AES Corporation (AES) and the expected timing and completion of the transaction, management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; a material deterioration in DPL’s retail and/or wholesale businesses and assets; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; an otherwise material adverse change in the business, assets, financial condition or results of operations of DPL; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Regarding the proposed merger transaction with AES, there can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could also cause or contribute to causing our actual results to differ materially from the results anticipated in our forward-looking statements: the ability to obtain the approval of the transaction by DPL’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 1

Additional Information This presentation is being made, in part, in respect of the proposed merger transaction involving DPL and AES and the expected timing and completion of the transaction. Information concerning the proposed merger transaction is included in DPL’s Current Report on Form 8-K and its Quarterly Report on Form 10-Q for the three months ended March 31, 2011, filed with the Securities and Exchange Commission on April 20, 2011 and April 28, 2011, respectively. The Form 8-K also contains a copy of the merger agreement. In connection with the proposed transaction, DPL will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available because it will contain additional important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by DPL regarding DPL, AES and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to DPL, at communications@dplinc.com. DPL, AES and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from DPL’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of DPL is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and DPL’s notice and proxy statement for its recently postponed annual meeting of shareholders, which were filed with the Securities and Exchange Commission on February 18, 2011 and March 18, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction and the rescheduled annual meeting of shareholders, which will be held at a date to be determined by DPL’s board of directors. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 2

Notice Regarding Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under Securities and Exchange Commission regulations. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP) in the United States. The non-GAAP financial measures used in this presentation include non-GAAP diluted earnings per share and enterprise value. These non-GAAP financial measures may not be comparable to non-GAAP financial measures reported by other companies. We define non-GAAP diluted earnings per share as GAAP diluted earnings per share less certain special items. DPL’s management believes non-GAAP diluted earnings per share to be relevant and useful information to our investors as this measure excludes certain special items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by these special events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Non-GAAP diluted earnings per share is not a substitute for diluted earnings per share determined in accordance with GAAP. Reconciliations of non-GAAP diluted earnings per share to GAAP diluted earnings per share are set forth on slide #11 and slide #16 of this presentation. We define enterprise value as equity value, calculated based on the transaction offer price, plus long-term debt. We believe that enterprise value is a common value used when evaluating transactions. We are not aware of any comparable GAAP financial measure of enterprise value. The calculation of enterprise value used in this presentation is located on slide #18. 3 Investor Relations Contact: Craig Jackson, VP & Treasurer (937) 259-7033 craig.jackson@dplinc.com

Agenda 4 Update on key operating matters First quarter 2011 financial results 2011 earnings guidance Overview of AES / DPL transaction

Financial Results 5 *A reconciliation of non-GAAP to GAAP diluted earnings per share is provided on slide #11 Three Months Ended Earnings per share on common stock March 31, 2011 2010 Diluted - GAAP $0.38 $0.61 Diluted - Non-GAAP* $0.56 $0.61 Three Months Ended Average number of common shares outstanding March 31, 2011 2010 (in millions) Diluted 114.5 116.2

Distribution Retail Load Trends Trend by Revenue Class (Q1 2011 vs. Q1 2010) Q1 Trend by Year

Competitive Retail Environment DPL Energy Resources (DPLER) has retained approximately 90% of the annualized switched retail load to date Acquired MC Squared Energy Services, LLC on February 28, 2011 Current Annualized Estimate % Retail Load supplied by DP&L 53.0% CRES Share of DP&L Load DPLER Share of DP&L Load 42.0% 3rd Party Share of DP&L Load 5.0% CRES Provided Load 47.0% DP&L Distribution Retail Load 100.0%

February 2011 Ice Storm 8 Second worst storm in terms of outages in the last twenty years ½ inch of rain / 45 mph winds 95,000 customers lost power $11 million in restoration efforts O&M Cost - $7M Capital Cost - $4M 1,500 employees and contractors committed to the restoration effort Service restored to over 95% of the customers within 3 days of the outages

First Quarter 2011 Financial Results

Financial Results 10 *A reconciliation of non-GAAP to GAAP diluted earnings per share is provided on slide #11 Three Months Ended Earnings per share on common stock March 31, 2011 2010 Diluted - GAAP $0.38 $0.61 Diluted - Non-GAAP* $0.56 $0.61 Three Months Ended Average number of common shares outstanding March 31, 2011 2010(in millions) Diluted 114.5 116.2

Reconciliation of Non-GAAP Diluted Earnings per Share 11 Non-GAAP diluted earnings per share reconciliation 2011 2010 Diluted EPS - GAAP 0.38 $ 0.61 $ Plus: 8.125% debt repurchase premium and write-off 0.09 Tax adjustments 0.05 Storm costs 0.04 Diluted EPS - Non GAAP 0.56 $ 0.61 $ March 31, Three Months Ended

Q1 2011 vs. Q1 2010 Non-GAAP Diluted EPS Drivers Retail increased due to the recovery of fuel, capacity, transmission and energy efficiency costs and a 0.8% increase in retail sales Wholesale decreased due to plant outages and a 1% decrease in average wholesale prices Purchased power increased due to reduced internal generation, partially offset by lower average market prices O&M costs increased due primarily to plant outage costs, an insurance settlement received in 2010, and an increase in costs with retail trackers *A reconciliation of non-GAAP to GAAP diluted earnings per share is provided on slide #11 $/share favorable / (unfavorable) 2010 Diluted Earnings per Share 0.61 $ Retail 0.16 Wholesale (0.05) Coal and emission allowance gains 0.01 Purchased power (0.13) RTO related costs (0.01) Operations and maintenance (0.07) Depreciation 0.01 Other 0.03 2011 Non-GAAP Diluted Earnings per Share* $0.56

Liquidity and Select Cash Flow Items 13 As of April 29, 2011, there are no borrowings under the combined short-term revolvers. Select Cash Flow Items for YTD March 2011 ($ in millions) Liquidity @ March 31, 2011 ($ in millions) Cash and cash equivalents $71 Short-term investments 10 Available Credit from DP&L $220M Revolver 220 Available Credit from DP&L $200M Revolver 170 Total Available Credit from Combined Revolvers $390 Select Cash Flow Items for YTD March 2011 ($ in millions) Net cash provided by operating activities $92 Capital expenditures $(43) Dividends paid on common stock $(38)

Other Liquidity Activities 14 Completed the purchase of $122 million DPL Capital Trust II 8.125% Capital Securities due 2031 at a 10% premium. Including the write-off of unamortized costs, the total unfavorable charge (pre-tax) during Q1 2011 was $15.3 million Contributed $40 million to pension plan Common Stock Share Repurchase Plan As a result of the merger agreement announced with AES, DPL’s 2010 board approved share repurchase plan has been suspended No shares were repurchased during the first quarter 2011 under this plan

2011 Earnings Guidance

2011 Non-GAAP Diluted Earnings per Share Guidance DPL is reaffirming its 2011 non-GAAP diluted earnings guidance of $2.30 to $2.55 per share(1) Non-GAAP diluted earnings per share is a non-GAAP financial measure which excludes the impacts of: First quarter 2011 adjustments totaling $0.18 per share; and Estimated merger transaction costs of $0.11 per share which we expect to incur during the remainder of 2011. 16 (1) A reconciliation of 2011 non-GAAP to GAAP diluted earnings per share is provided on slide # 26.

Overview of AES/DPL Transaction

AES Corporation has agreed to acquire DPL Inc. in an all cash transaction valued at $4.7 billion, including assumption of existing debt Summary Terms Offer price reflects a 10.9% premium based on 30-day trading average (12.4% and 13.4% based on 60-day and 90-day trading averages) Transaction expected to close in 6-9 months The DPL/AES transaction is the result of an extensive evaluation of strategic alternatives by DPL to maximize shareholder value We believe this transaction is in the best interests of all our stakeholders Our stockholders will receive $30.00 per share in the merger The transaction addresses the need to provide DPL a more competitive platform for success Rationale Transaction Value Transaction Overview $27.59 *See slide #3 for additional information about this non-GAAP financial measure ($bn, except when noted) Offer Price ($/share) $30.00 Shares (mm) 118.0 Equity Value $3.5 Debt $1.2 Enterprise Value* $4.7

Multiple alternatives were analyzed in the context of strengthening DPL while maximizing shareholder value, including remaining a stand-alone company as well as combining with a regional utility AES has the platform and expertise required to transform the business while maintaining existing strong relations with the regulators, employees, and customers In partnership with AES, DPL is better positioned to address regulatory and market uncertainty AES has strong knowledge of sector AES owns IPALCO, headquartered in Indianapolis, Indiana Continued commitment to Ohio, customers, employees and community Customers will continue to have a financially strong utility that provides safe, reliable service Transaction is the Best Option for DPL

Customers can rely on same local electric company Continued superior reliability and high service quality Integration of DPL into AES family with the ability to benefit from AES’ global capabilities DPL Customers DPL Employees New opportunities for employees created as part of a larger organization Combined company will continue to fully honor union collective bargaining agreements Dayton Community Represents approximately $5 billion investment by a global company in Miami Valley region Maintain regional utility presence in Dayton, Ohio Commitment to maintaining existing DPL levels of community involvement and charitable giving in the region Corporate name retained Operating headquarters maintained in Dayton Local decision-making authority Overview Continuation of Benefits to Stakeholders

Providing attractive value to shareholders Significant premium to intrinsic value and previous indications of interest Cash deal with committed financing Projected earnings headwinds Capacity prices Declining energy prices / dark spread compression Customer switching to competitive energy suppliers Potential large environmental capital expenditures, related to unregulated generation, associated with proposed and pending EPA regulations Combining with a global leader in renewable energy Reasons for the Transaction

PJM capacity prices are auctioned 3 years in advance 2010 auction provided clarity through May 2014 These auctions will have a meaningful impact on the company Capacity Market ($25M) 2010/2011 2011/2012 2012/2013 2013/2014 Auctioned PJM Capacity Prices ($/MW-day) 174.29 110.00 16.46 27.73 2011E 2012E 2013E Total Capacity Revenue to Shareholders (Pre-Tax) $105M $45M $20M Year-Over-Year Change (Pre-Tax) ($60M)

90.3% 92.0% 95.1% 95.9% 99.6% 47.0% 44.2% 39.3% 35.0% 20.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q1 2010 Q2 2010 Q3 2010 Q4 2010 4/15/2011 DPLER % of Switched Load DP&L Customers Switching % Customer Switching The state of Ohio is a de-regulated market for electricity supply Customers are permitted to select their electricity supply provider DPL Energy Resources (DPL’s competitive retail energy supplier) has retained 90% of DP&L’s load that has switched Retail activity by unaffiliated third party suppliers has increased in DP&L’s service territory Retail Competition

April 20, 2011 Q2 2011 Q3 2011 Q4 2011 Transaction Announcement File Proxy Statement Shareholder Meetings Secure Regulatory Approvals Close Transaction Transaction is expected to close in 6 – 9 months 1 1. There are a number of conditions precedent to the transaction closing. Actual timing could differ from estimates provided here. Transaction Timeline

Appendix

26 *The estimated range of non-GAAP diluted earnings per share for full-year 2011 included in this presentation includes three known adjustments and one estimated adjustment noted above Additional events may arise that could affect the estimated adjustment and/or give rise to additional adjustments for estimated or actual 2011 non-GAAP earnings per share information disclosed by DPL in the future. Reconciliation of 2011 Non-GAAP Diluted Earnings per Share Non-GAAP diluted earnings per share reconciliation 2011 Diluted EPS - GAAP Range 2.01 $ 2.26 $ Plus: 8.125% Debt repurchase premium and write-off 0.09 0.09 Tax adjustments 0.05 0.05 Storm costs 0.04 0.04 Estimated merger transaction costs 0.11 0.11 2011 Diluted EPS - Non GAAP Range* 2.30 $ 2.55 $ December 31, 2011 Estimate For the Year Ended

2011 Year-End Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President and Chief Financial Officer